Accrued Expenses and Other Current Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accrued Expenses and Other Current Liabilities [Line Items]
Accrued payroll and related expenses	$ 4,581	$ 3,479
Accrued professional fees	2,933	6,765
Accrued income taxes	767	16
Accrued non-income taxes		436
Accrued insurance expense	455	120
Other	3,028	1,566
Total	$ 11,764	$ 12,382